Exhibit 31.2
                                                            ------------

Certification of Chief Financial Officer

I, Douglas J. Pauls , Chief Financial Officer of Commerce Bancorp, Inc., certify that:

     1. I have reviewed Amendment No. 2 of this Form 10-K of Commerce Bancorp, Inc.; and

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.



/s/ Douglas J. Pauls                                      Date:  April 29, 2004
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Senior Vice President and Chief Financial Officer
(principal financial officer)


                             [END OF CERTIFICATION]